================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 9, 2005

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            Nevada                       001-32202                88-0408274
  ___________________________     ________________________  ____________________
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

             6370 Nancy Ridge Drive, Suite 112
                   San Diego, California                           92121
            ___________________________________                _____________
         (Address of Principal Executive Offices)                Zip Code

                                 (858) 657-0287
                 _______________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01         OTHER EVENTS.

         On June 28, 2005, we filed a Form 8-K announcing that our audit committee determined, in consultation with management, that as a result of the errors in the accounting treatment for certain non-cash expenses, a restatement of the financial statements for the fiscal year ended December 31, 2004 and the first quarter of 2005 was required. On July 13, we filed a Form 8-K announcing that as a result of the time required to complete our restated financial statements for the year ended December 31, 2004, our annual meeting of stockholders would be rescheduled to August 18, 2005. As we do not yet have available audited restated financial statements for the year ended December 31, 2004, it has not been possible for us to mail proxy materials to stockholders accompanied or preceded by an annual report as required by SEC regulations. Accordingly, it will not be possible to hold our annual meeting on August 18, 2005.

         Our board of directors will determine a rescheduled annual meeting date promptly after we have filed our Form 10-KSB/A containing audited restated financial statements for the year ended December 31, 2004, and we will file a Form 8-K promptly thereafter announcing the new meeting date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    August 9, 2005                        MICROISLET, INC.


                                               By:   /s/ John F. Steel, IV
                                                     -------------------------
                                                     John F. Steel, IV
                                                     Chairman of the Board and
                                                     Chief Executive Officer




                                      -2-